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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 19, 1999

                         MAGELLAN HEALTH SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

       DELAWARE                        1-6639                  58-1076937
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                         Identification Number)

6950 COLUMBIA GATEWAY DRIVE, SUITE 400, COLUMBIA, MD                   21046
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (410) 953-1000

          3414 PEACHTREE ROAD, N.E., SUITE 1400, ATLANTA, GEORGIA 30326
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          (Former name or former address, if changed since last report)



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Item 5.      Other Events.

         GENERAL. Magellan Health Services, Inc. (the "Company") announced on July 19, 1999, that TPG Magellan, LLC, an affiliate of the investment firm Texas Pacific Group ("TPG"), entered into a definitive agreement to invest $75,425,000 in the Company (the "Investment Agreement").

         Under the terms of the Investment Agreement, TPG will purchase 59,063 shares of the Company's Series A Cumulative Convertible Preferred Stock, without par value and with stated value of $1,000 per share (the "Series A Preferred Stock"), and 16,362 shares of the Company's Series B Cumulative Convertible Preferred Stock, without par value and with stated value of $1,000 per share (the "Series B Preferred Stock," and together with the Series A Preferred Stock, the "Senior Preferred Stock"). Completion of the investment by TPG is subject to approval by the Company's senior bank lenders, certain regulatory approvals and other customary closing conditions.

         The purchase price for the Series B Preferred Stock, $16,362,000, will be deposited into an interest bearing escrow account (the "Escrow Deposit"). If the Company obtains Shareholder Approval (as defined below) on or prior to March 5, 2000, the Series B Preferred Stock will be issued to TPG and the Escrow Deposit, together with interest earned thereon, will be disbursed to the Company. If the Company does not obtain Shareholder Approval (as defined below) prior to March 5, 2000, the holders of at least 60% of shares of the Company's Common Stock, $.25 par value per share (the "Common Stock") issuable to holders of the Series A Preferred Stock upon their conversion may elect not to purchase the Series B Preferred Stock, in which event the Escrow Deposit, together with interest earned thereon, will be returned to TPG. Unless such holders elect not to purchase the Series B Preferred Stock, it will be issued to TPG following March 5, 2000 and the purchase price will be disbursed to the Company.

         The following aspects of the transaction are subject to stockholder approval: (i) the issuance of Common Stock in respect of accrued and unpaid dividend obligations on the Senior Preferred Stock; (ii) the issuance of Common Stock upon the conversion or exchange of the Series B Preferred Stock; and (iii) the vesting of voting rights in respect of the Series B Preferred Stock (the approvals described in clauses (i)-(iii) being referred to as the "Shareholder Approval"). The Company intends to seek such approval no later than the next annual meeting of its stockholders, which is expected to be held in March 2000.

         TERMS OF THE SERIES A PREFERRED STOCK. The Series A Preferred Stock will carry a dividend of 6.5% per annum, payable in quarterly installments in cash or with shares of Common Stock, subject to certain conditions. Dividends not paid in cash or with shares of Common Stock will accumulate. Dividends that accumulate will carry a dividend of 6.5% per annum. The Series A Preferred Stock will have a liquidation preference equal to the stated value of $1,000 per share, plus accrued and unpaid dividends. The Series A Preferred Stock will rank prior to the Common Stock and each other series of capital stock of the Company, other than the Series B Preferred Stock. The Series A Preferred Stock will rank on a parity with the Series B Preferred Stock. The Company is prohibited from issuing any capital stock which ranks prior to the Series A Preferred Stock or is redeemable prior to the Series A Preferred Stock without the consent of 67% of the holders of the Series A Preferred Stock, voting separately as a class.

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         Each share of Series A Preferred Stock will be convertible at the option of the holder any time after the closing of the transaction into shares of Common Stock at a conversion price of $9.375 per share of Common Stock, subject to customary anti-dilution provisions. If the average closing price of the Common Stock is more than 200% of the Series A conversion price for (i) a 180-day period ending no earlier than the first anniversary of the issuance date of the Series A Preferred Stock and no later than the second anniversary of the issuance date of the Series A Preferred Stock and (ii) for a two-week period ending at the end of such 180-day period, the Company may require the holders to convert their shares of Series A Preferred Stock into shares of Common Stock. The Company may also require the holders of Series A Preferred Stock to convert their shares to Common Stock if the average closing price of the Common Stock is more than 200% of the Series A conversion price for (i) a 45-day period ending no earlier than the second anniversary of the issuance date of the Series A Preferred Stock and (ii) for the two-week period ending at the end of such 45-day period.

         All outstanding shares of the Series A Preferred Stock must be redeemed by the Company on the tenth anniversary of the issuance date of the Series A Preferred Stock at a price per share equal to the stated value of the Series A Preferred Stock plus all accrued but unpaid dividends thereon. There will not be a sinking fund for the redemption of the Series A Preferred Stock. Upon a Change of Control (as defined in the Investment Agreement), the holders of the Series A Preferred Stock may "put" their shares to the Company at 101% of the stated value plus accumulated and unpaid dividends.

         The holders of the Series A Preferred Stock will be entitled to vote with the holders of the Common Stock (and any shares of Series B Preferred Stock that are entitled to vote) as a single class. The Series A
Preferred Stock will have an aggregate number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock are convertible, assuming that all conditions precedent to such conversion have been satisfied. Holders of the Series A Preferred Stock will not have a vote with respect to stockholder approval of this transaction.

         If permitted under the Company's debt agreements, the Series A Preferred Stock will be exchangeable, in whole and not in part, on any dividend payment date, subject to certain conditions, at the option of the Company, into Junior Subordinated Convertible Debentures with substantially identical terms (including, without limitation, voting rights) to the Series A Preferred Stock, provided that such exchange does not result in any adverse tax consequences to the holders of Series A Preferred Stock.

         TERMS OF THE SERIES B PREFERRED STOCK. The Series B Preferred Stock will carry a dividend of 6.5% per annum, payable in quarterly installments in cash or with shares of Common Stock, subject to certain conditions. Dividends not paid in cash or with shares of Common Stock will accumulate. Dividends that accumulate will carry a dividend of the applicable rate. If the Company does not obtain Shareholder Approval on or prior to March 5, 2000, the Series B Preferred Stock, if issued, will accumulate dividends at a rate of 12% per annum from and after such date until the date the Company obtains Shareholder Approval, at which time the dividend rate shall be reduced to 6.5% per annum. The Series B Preferred Stock will have a liquidation preference equal to the stated value of $1,000 per share, plus accrued and unpaid


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dividends. The Series B Preferred Stock will rank prior to the Common Stock and each other series of capital stock of the Company. The Series B Preferred Stock will rank on a parity with the Series A Preferred Stock. The Company will be prohibited from issuing any capital stock which ranks prior to the Series B Preferred Stock or is redeemable prior to the Series B Preferred Stock without the consent of 67% of the holders of the Series B Preferred Stock, voting separately as a class.

         Each share of Series B Preferred Stock will be convertible at the option of the holder into shares of Common Stock after the date that the Company obtains Shareholder Approval. The Series B Preferred Stock will be convertible into shares of Common Stock at a conversion price of (i) $9.625, if the Company obtains Shareholder Approval on or prior to March 5, 2000 and (ii) $9.125, if the Company does not obtain Shareholder Approval on or prior to March 5, 2000. The Series B conversion price will be subject to customary anti-dilution protections. If the average closing price of the Common Stock is more than 200% of the Series B conversion price for (i) a 180-day period ending no earlier than the first anniversary of the issuance date of the Series A Preferred Stock and no later than the second anniversary of the issuance date of the Series A Preferred Stock and (ii) for the two-week period ending at the end of such 180-day period, the Company may require the holders to convert their shares of Series B Preferred Stock into shares of Common Stock. The Company may also require the holders of Series B Preferred Stock to convert their shares to Common Stock if the average closing price of the Common Stock is more than 200% of the Series B conversion price for (i) a 45-day period ending no earlier than the second anniversary of the issuance date of the Series A Preferred Stock and
(ii) for the two-week period ending at the end of such 45-day period.

         All outstanding shares of Series B Preferred Stock must be redeemed by the Company on the tenth anniversary of the issuance date of the Series A Preferred Stock at a price per share equal to the stated value of the Series B Preferred Stock plus all accrued but unpaid dividends thereon. There will not be a sinking fund for the redemption of the Series B Preferred Stock. Upon a Change of Control (as defined in the Investment Agreement), the holders of the Series B Preferred Stock may "put" their shares to the Company at 101% of stated value plus accumulated and unpaid dividends.

         The Company may also be required to repurchase shares of Series B Preferred Stock (a "Company Repurchase") or to make certain payments with respect to shares of Series B Preferred Stock sold by TPG (a "Make-Whole Payment"). The Company will be required to make Company Repurchases and Make-Whole Payments only with respect to sales of Series A Preferred Stock or Common Stock that occur after March 5, 2002 and only if the Company has not obtained Shareholder Approval by such date. Furthermore, the Company will be required to make Company Repurchases and Make-Whole Payments only if TPG affords the Company a reasonable opportunity to sell shares of Common Stock along with TPG. If TPG so elects, the Company will be obligated to repurchase from TPG, for cash, a number of shares of Series B Preferred Stock equal to the product of (A) the aggregate number of shares of Series B Preferred Stock owned by TPG prior to such sale and (B) a fraction, the numerator of which is the aggregate number of shares of Common Stock sold on an as-converted basis and the denominator of which is the aggregate number of shares of Common Stock beneficially owned by TPG on an as-converted basis prior to such sale. The number of shares the Company will be


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required to repurchase will be reduced by the number of shares with respect to which the Company elects to make a Make-Whole Payment. The Company will be required to pay for each share of Series B Preferred Stock purchased in a Company Repurchase an amount equal to the price per share of Common Stock received by TPG in the applicable sale, on an as-converted basis (the "Investor Sale Price"). If the Company elects to make a Make-Whole Payment with respect to shares of Series B Preferred Stock, it will be required to pay to TPG an amount equal to the difference between the Investor Sale Price and the amount received by TPG for the shares of Series B Preferred Stock sold by TPG in the applicable sale. If a Make-Whole Payment would result in an event of default under the Company's Credit Agreement or the Indenture for the Company's Senior Subordinated Notes, the Company will not be obligated to make the Make-Whole Payment. If the Company defaults in its obligations to make a Make-Whole Payment or if a Make-Whole Payment is delayed, the Company will incur a late-payment charge with respect to the Make-Whole Payment at a rate per annum equal to the dividend rate then applicable to the Series B Preferred Stock.

         The holders of the Series B Preferred Stock will have no voting rights prior to the date on which the Company obtains Shareholder Approval. After such date, holders of the Series B Preferred Stock will be entitled to vote with the holders of Common Stock as a single class. The Series B Preferred Stock will have an aggregate number of votes equal to the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible, assuming all conditions precedent to such conversion have been satisfied.

         If permitted under the Company's debt agreements, the Series B Preferred Stock will be exchangeable, in whole and not in part, on any dividend payment date, subject to certain conditions, at the option of the Company, into Junior Subordinated Convertible Debentures with substantially identical terms (including, without limitation, voting rights) to the Series B Preferred Stock, provided that such exchange does not result in any adverse tax consequences to the holders of Series B Preferred Stock.

         CORPORATE GOVERNANCE PROVISIONS. The Investment Agreement provides that, upon closing of the transaction, TPG will be entitled to nominate three directors to the Company's twelve-member Board of Directors. Each TPG nominee will be allocated to one of the three classes of the Company's directors. Holders of the Senior Preferred Stock will have the right to elect two additional directors to the Board if dividends on the Senior Preferred Stock have not been paid in full or if the Company fails to redeem the Senior Preferred Stock in accordance with its terms. The holders of the Senior Preferred Stock will also have the right to elect a majority of the Board if any default or event of default has occurred and is continuing under any indebtedness of the Company or any of its Subsidiaries (other than inter-company indebtedness), the outstanding principal amount of which is in excess of $10 million and as a result of such default or event of default the holders thereof have accelerated or have the right to accelerate the maturity thereof, and such default or event of default is not cured or waived within 75 days of the occurrence thereof.


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         COVENANTS. The Investment Agreement includes limitations on (i)
restricted payments, (ii) incurrence of significant indebtedness, (iii) significant acquisitions/divestitures (in excess of $100 million) and (iv) the creation of contractual or other restrictions or limitations on the ability of the Company or any of its Subsidiaries to pay dividends on or to purchase, redeem or otherwise acquire any of its equity securities, except as provided by or in the Investment Agreement, the Company's Credit Agreement (as in effect on the date of the Investment Agreement) or the Indenture for the Company's Senior Subordinated Notes (as in effect on the date of the Investment Agreement). The Investment Agreement also contains a standstill provision which prohibits TPG from purchasing additional securities of the Company or soliciting proxies for a period of two years and an indemnification provision under which the Company has agreed to indemnify TPG for losses arising out of any breach of any representation, warranty or covenant in the Investment Agreement.

Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c)      Exhibits:

4.1 Investment Agreement, dated as of July 19, 1999, between TPG Magellan LLC and Magellan Health Services, Inc., together with the following exhibits: (i) form of Certificate of Designations of Series A Cumulative Convertible Preferred Stock of Magellan Health Services, Inc.; (ii) form of Certificate of Designations of Series B Cumulative Convertible Preferred Stock of Magellan Health Services, Inc.; (iii) form of Certificate of Designations of Series C Junior Participating Preferred Stock of Magellan Health Services, Inc.; and (iv) form of Escrow Agreement, by and among Magellan Health Services, Inc., TPG Magellan LLC and SunTrust Bank, Atlanta, as escrow agent.

4.2 Registration Rights Agreement, dated as of July 19, 1999, between Magellan Health Services, Inc. and TPG Magellan LLC.

99.1     Press Release dated July 19, 1999.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 21, 1999

                                         MAGELLAN HEALTH SERVICES, INC.


                                         By:   /s/ Jeffrey T. Hudkins
                                               ------------------------------
                                               Vice President and Controller
                                               (Principal Accounting Officer)








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